UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): September 15, 2004



                              BACH-HAUSER, INC.
          (Exact Name of Registrant as Specified in its Charter)


       Nevada                    000-26953                88-0390697
(State of incorporation)    (Commission File No.)       (IRS Employer
                                                      Identification No.)


                               1561 Highway 3
                           Caygua, Ontario  N0A 1E0
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, including area code: (905) 772-5738



        (Former Name or Former Address, if changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 101. Entry into a Material Definitive Agreement

On November 10, 2004, Bach-Hauser, Inc. (the "Company" or "BHSR") entered into a definitive Acquisition Agreement with DM2 Technology Inc., a corporation organized under the laws of the Province of Quebec ("DM2"). Pursuant to the Acquisition Agreement, in exchange for cash and common stock of BHSR, the Company will acquire 100% of the issued and outstanding stock of DM2, including, but not limited to, all current assets, accounts receivable, customer lists and equipment of DM2 (the "Business"). Further, the Company will assume the liabilities of the Business in an amount not to exceed US$120,000. At Closing, the Company will tender ten million (10,000,000) shares of its restricted common stock and cash in the amount of US$1,000,000 in the form of a promissory note, the terms of which shall be mutually agreed upon prior to Closing. Closing is scheduled to occur on or about December 1, 2004.

DM2 is a provider of specialized POS (point of sale) equipment and software which provides greater flexibility and reliability for debit and credit card financial payments. The Company intends to incorporate the ongoing business of DM2 into its own business.

The Acquisition Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

In connection with the above transaction, the Company committed to issue 10,000,000 shares of common stock to the stockholders of DM2 as partial consideration for the acquisition of DM2. The shares of Company's common stock will be issued pursuant to an exemption or exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure

On November 10, 2004, the Company issued a press release announcing the acquisition of DM2. A copy of the press release is furnished as Exhibit
99.1 to this report.



Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

Number	Description

 2.1	Acquisition Agreement dated November 10, 2004 between Bach-Hauser,
        Inc. and DM2 Technologies Inc.

99.1	Press Release of the Company, dated November 10, 2004



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Date: November 12, 2004

                                   BACH-HAUSER, INC.


                                   By: /s/ Peter Preston
                                       Peter Preston, President